COMPARISON WITH RECENT APPAREL LICENSEE ACQUISITIONS
($ IN MILLIONS)



         DATE                                                                                                       LEVERED
       ANNOUNCED                       ACQUIRER/TARGET                                                           CONSIDERATION
      ----------         ---------------------------------------------------                               -----------------------

-------------------------
BY LICENSORS
-------------------------
            7/8/2000     Great Universal Stores / Burberry (Spain) S.A. (a)                                                   $208
            9/8/1999     Ralph Lauren / Poloco SA                                                                              230
           1/30/1998     Tommy Hilfiger / Pepe Jeans USA                                                                     1,149
           1/30/1998     Pepe Jeans USA / Lawvest (TH Canada)                                                                   95


-------------------------
BY THIRD PARTY
-------------------------
           9/10/1998     Jones Apparel / Sun Apparel Inc.                                                                     $447
           9/17/1997     Warnaco / Designer Holdings Ltd.                                                                      352


------------------------------------------
DKI @ $10/SHARE                                               LEVERED
------------------------------------------
                                                           CONSIDERATION        REVENUE           EBITDA              EBIT
                         2000 Adjusted                         $255.1(b)         $662.7           $39.5(c)                 $23.7(c)



                                                                                 LEVERED CONSIDERATION AS A
     DATE                                                                            MULTIPLE OF LTM          TARGET LTM MARGIN
   ANNOUNCED                       ACQUIRER/TARGET                              REVENUE  EBITDA     EBIT      EBITDA       EBIT
   ---------             ------------------------------------------------      --------  ------    -----      ------       ----
-------------------------
BY LICENSORS
-------------------------
            7/8/2000     Great Universal Stores / Burberry (Spain) S.A. (a)       1.08 x   5.9 x       6.5 x    17.6%       16.5%
            9/8/1999     Ralph Lauren / Poloco SA                                   1.28     5.8         6.4    22.2%       20.0%
           1/30/1998     Tommy Hilfiger / Pepe Jeans USA                            3.24    16.6        18.2    19.5%       17.8%
           1/30/1998     Pepe Jeans USA / Lawvest (TH Canada)                       1.52     6.3         6.9    24.2%       22.2%

                                                                     Mean:          1.78 x   8.6 x       9.5 x
                                                                   Median           1.40     6.1         6.7

-------------------------
BY THIRD PARTY
-------------------------
           9/10/1998     Jones Apparel / Sun Apparel Inc.                         1.10 x   8.2 x       9.6 x    13.4%       11.4%
           9/17/1997     Warnaco / Designer Holdings Ltd.                           0.72     8.1         9.3     8.9%        7.8%

                                                                  Overall Mean:     1.49 x   8.5 x       9.5 x
                                                                Overall Median:     1.19     7.2         8.1

------------------------------------------
DKI @ $10/SHARE
------------------------------------------
                         2000 Adjusted                                            0.38 x   6.5 x      10.8 x     6.0%       3.6%



(a) EBITDA based on Merrill Lynch analysis (1/21/2000). Excludes earnout from both consideration and earnings.
(b) Includes $222.5mm shares; $2.8mm in the money value of options; $22.0mm for average net debt for 2000; $7.7mm for advanced royalty reserve to be amortized into operating income. Excludes transaction costs and international tax risk.
(c) Adjusted for $1.6mm reversal of restructuring reserve and $2.0mm annual amortization of deferred rights income reserve. No adjustment made for non-recurring reversal of bad debt reserve related to Loehmann's account receivable reserve ($1.0mm). No adjustment made for non-recurring reversal of accrual for union liquidated damages.

                            EBIT / EBITDA CALCULATION

($ IN MILLIONS)


                                                                                       1997         1998         1999     2000 (a)
                                                                              ----------------------------------------------------
EBIT                                                                                $ (91.3)       $ 2.3       $ 14.7      $ 27.3

Adjustments:
Classified Restructuring Charges/(Credits)                                              8.6         (0.3)         2.6        (1.6)

OTHER CHARGES:
Provision/(Reversal) for Loehmann's bankruptcy                                            -            -          1.7        (0.9)
ELI Beauty License Credit                                                                 -            -         (5.0)          -
1999 Non-Recurring Charges (4Q 1999)                                                      -            -          6.9           -
Flagship Store Pre-Opening Costs                                                          -            -          1.9           -
Wind-down of Beauty Business, net                                                      21.1            -            -           -
Operating Losses on Beauty Business                                                     2.3            -            -           -
Wind-down of DKNY Jeans Business                                                       12.5            -            -           -
Other Charges in COGS and SG&A                                                         17.0            -            -           -
                                                                              ----------------------------------------------------
TOTAL ADD BACKS                                                                        61.5         (0.3)         8.1        (2.5)

Amortization of Deferred Income                                                           -         (8.0)       (14.5)      (12.8)

CASH EBIT                                                                             (29.8)        (6.0)         8.3        12.0

Depreciation & Amortization                                                            13.1         11.2         19.4        15.8

CASH EBITDA                                                                           (16.7)         5.2         27.7        27.8

Assumed Level of Ongoing Non Cash License Income (Deferred Royalty Income)                                                   (2.0)

==================================================================================================================================
Adjusted EBIT                                                                                                                22.8
==================================================================================================================================

==================================================================================================================================
Adjusted EBITDA                                                                                                              38.6
==================================================================================================================================

MEMO ITEMS
Cash Flow from Operations                                                           $ (54.9)      $ 39.5       $ 27.8         6.9
Capital Expenditures                                                                    9.8          8.2         20.2         6.4
Reported I/(D) in Deferred Income                                                         -         36.4         (2.4)       (5.4)
Royalty Payments to Gabrielle Studio                                                   17.6         19.5         25.0        28.6




($ IN MILLIONS)
                                                                                  Projected
                                                                              ------------------
                                                                                    2001E (b)
                                                                              ------------------
EBIT                                                                                     $ 33.7

Adjustments:
Classified Restructuring Charges/(Credits)                                                    -

OTHER CHARGES:
Provision/(Reversal) for Loehmann's bankruptcy                                                -
ELI Beauty License Credit                                                                     -
1999 Non-Recurring Charges (4Q 1999)                                                          -
Flagship Store Pre-Opening Costs                                                              -
Wind-down of Beauty Business, net                                                             -
Operating Losses on Beauty Business                                                           -
Wind-down of DKNY Jeans Business                                                              -
Other Charges in COGS and SG&A                                                                -
                                                                              ------------------
TOTAL ADD BACKS                                                                               -



Amortization of Deferred Income                                                            (5.8)

CASH EBIT                                                                                  27.9

Depreciation & Amortization                                                                16.3

CASH EBITDA                                                                                44.2

Assumed Level of Ongoing Non Cash License Income (Deferred Royalty Income)                 (2.0)

===============================================================================================
Adjusted EBIT                                                                              31.7
===============================================================================================

===============================================================================================
Adjusted EBITDA                                                                            48.0
===============================================================================================

MEMO ITEMS
Cash Flow from Operations                                                                  11.6
Capital Expenditures                                                                       22.5
Reported I/(D) in Deferred Income                                                           N/A
Royalty Payments to Gabrielle Studio                                          (d)          34.7



Note: Does not reflect any adjustment regarding reduction in A/R and inventory reserves.
(a) No adjustment made for non-recurring reversal of accrual for union liquidated damages ($2.9mm)
(b)   As per Merrill Lynch research (11/8/2000).

              DETAILED INCOME STATEMENT

                                                            1999A                 2000A                          2000A
                                                             Q4        Q1        Q2          Q3         Q4        FYE
                                                           -------   ------   ---------   --------   -------   ---------
REVENUES
    Wholesale                                               127.1      135.3       80.8      158.4
    Licensing                                                 8.8       10.4        9.3       12.8
    Retail                                                   40.6       27.0       30.5       32.6
                                                          -------    -----------------------------
TOTAL                                                       176.6      172.8      120.5      203.7      165.7      662.7

COGS                                                        118.8      116.8       88.2      131.1      108.7      444.8
                                                          -------    -----------------------------    -------     ------

GROSS PROFIT                                                 57.8       56.0       32.3       72.6       57.0      217.9
GROSS MARGIN                                                 32.7%      32.4%      26.8%      35.7%      34.4%      32.9%

SG&A (B)                                                     58.9       49.8       44.0       47.9       48.9      190.6
RESTRUCTURING CREDIT                                           --         --       (0.2)        --        --        (0.2)
    % OF TOTAL REVENUES                                      33.4%      28.8%      36.5%      23.5%      29.5%      28.8%
OPERATING INCOME
    Wholesale                                                 6.9        5.8      (12.9)      19.6
    Licensing                                                 4.6        4.5        3.8        6.1
    Retail                                                  (12.6)      (4.1)      (2.5)      (1.0)
                                                          -------    -----------------------------    -------     ------
TOTAL                                                        (1.1)       6.2      (11.7)      24.7        8.1       27.3
    OPERATING MARGIN                                         (0.6)%      3.6%      (9.7)%     12.1%       4.9%       4.1%

INTEREST EXPENSE, NET                                         1.0        0.6        0.2        1.0        0.8        2.6

PRETAX INCOME                                                (2.1)       5.6      (11.8)      23.7        7.2       24.8
TAX EXPENSE/(BENEFIT)                                        (4.9)       2.3       (4.9)       9.7        3.0       10.1
    TAX RATE                                                  N.M.      41.0%      41.0%      41.0%      41.0%      41.0%

NET INCOME                                                    2.8        3.3       (7.0)      14.0        4.3       14.6
WEIGHTED AVERAGE SHARES OUT                                  21.7       21.7       22.1       22.2       22.1       22.1

EPS                                                           0.13       0.15      (0.32)      0.63       0.19       0.66

ADJUSTED FINANCIALS
OPERATING INCOME                                             (1.1)       6.2      (11.7)      24.7        8.1       27.3
ADJUSTMENTS (C)                                              11.4     --           (1.0)    --           (0.6)      (1.6)
                                                          -------    -----------------------------    -------     ------
OPERATING INCOME - ADJUSTED                                  10.3        6.2      (12.7)      24.7        7.5       25.7

ELIMINATE AMORTIZATION OF DEFERRED RIGHTS INCOME             (0.5)      (0.5)      (0.5)      (0.5)      (0.5)      (2.0)
                                                          -------    -----------------------------    -------     ------
OPERATING INCOME - ADJUSTED & RECURRING                       9.8        5.7      (13.2)      24.2        7.0       23.7

DEPRECIATION & AMORTIZATION                                   6.3        3.8        2.9        3.4        5.7       15.8

EBITDA - ADJUSTED                                            16.1        9.5      (10.3)      27.6       12.7       39.5

AMORTIZATION OF DEFERRED ADVANCED ROYALTY PAYMENTS (D)        2.2        3.5        3.1        2.3        1.9       10.8






                                                           LVMH PROJECTED (2/2001)        Q4 NEEDED TO     ML RESEARCH(A)
                                                           2000 Q4    FYE 2000            MEET ML EST.         2000E
                                                          ---------   --------           --------------    --------------
REVENUES
    Wholesale                                                                                   130.1              504.6
    Licensing                                                                                    12.0               44.4
    Retail                                                                                       35.0              125.1
                                                           --------------------           -------------------------------
TOTAL                                                         163.0      660.0                  177.1              674.1

COGS                                                          107.8      443.9                  116.4              452.5
                                                           --------------------           -------------------------------

GROSS PROFIT                                                   55.2      216.1                   60.6              221.6
GROSS MARGIN                                                   33.9%      32.7%                  34.3%              32.9%

SG&A (B)                                                       50.0      191.7                   52.5              194.2
RESTRUCTURING CREDIT                                             --       (0.2)                                      --
    % OF TOTAL REVENUES                                        30.7%      29.0%                  29.7%              28.8%
OPERATING INCOME
    Wholesale                                                                                     7.1               19.6
    Licensing                                                                                     6.0               20.4
    Retail                                                                                       (5.0)             (12.6)
                                                           --------------------           -------------------------------
TOTAL                                                           5.2       24.5                     8.1              27.4
    OPERATING MARGIN                                            3.2%       3.7%                    4.6%              4.1%

INTEREST EXPENSE, NET                                           1.2        3.0                     1.2               3.0

PRETAX INCOME                                                   4.0       21.5                     6.9              24.4
TAX EXPENSE/(BENEFIT)                                           1.6        8.8                     2.8              10.0
    TAX RATE                                                   40.0%      40.8%                   40.9%             41.0%

NET INCOME                                                      2.4       12.7                     4.1              14.4
WEIGHTED AVERAGE SHARES OUT                                    22.1       22.1                    22.1              22.1

EPS                                                             0.11       0.58                    0.18              0.65

ADJUSTED FINANCIALS
OPERATING INCOME                                                5.2       24.5                     8.1              27.4
ADJUSTMENTS (C)                                                  --         --                     1.0                --
                                                           --------------------           -------------------------------
OPERATING INCOME - ADJUSTED                                     5.2       24.5                     9.1              27.4

ELIMINATE AMORTIZATION OF DEFERRED RIGHTS INCOME               (0.5)      (2.0)                   (0.5)             (2.0)
                                                           --------------------           -------------------------------
OPERATING INCOME - ADJUSTED & RECURRING                         4.7       22.5                     8.6              25.4

DEPRECIATION & AMORTIZATION                                     N/A        N/A                     5.0              15.0

EBITDA - ADJUSTED                                               N/A        N/A                    13.6              40.4

AMORTIZATION OF DEFERRED ADVANCED ROYALTY PAYMENTS (D)          1.9       10.8                     1.9              10.8


(a)   Estimates from report dated 11/8/2000.
(b)   Includes a $0.2mm restructuring credit that occurred in 2Q 2000.
(c)   Credits from restructuring charges.
(d)   Excludes $2mm of ongoing yearly advanced royalty payment amortization.

DEFERRED INCOME SCHEDULE
($ IN MILLIONS)

                                                            1997                            1998
                                                         ----------   -----------------------------------------------
                                                            YEAR         Q1         Q2      Q3       Q4       YEAR
                                                         ----------   --------  --------  ------   ------   ---------
BALANCE SHEET
Deferred Income, end of period                               14.3       51.0       51.5    51.5     36.5      36.5

CASH FLOW
Reported Net I/(D) in Deferred Income (a)                       -       44.6       (3.6)   (2.2)    (2.5)     36.4

Reported Amortization of Deferred Income                        -       (0.4)      (2.9)   (2.3)    (2.4)     (8.0)
Calculated Gross I/(D) in Deferred Income                       -       44.9       (0.7)    0.1     (0.0)     44.3

ADVANCE ROYALTY PAYMENTS
Estee Lauder (b)                                             15.0
Liz Claiborne  - Jeans (c)                                              30.0                                  30.0
OKC - Japan (d)                                                         15.2                                  15.2
Liz Claiborne  - "City" (e)
                                                         ----------   -----------------------------------------------
       TOTAL                                                 15.0       45.2                                  45.2

                                                                      1999
                                            ---------------------------------------------------------
                                               Q1           Q2        Q3         Q4            YEAR
                                            ----------   --------  --------    -------        -------
BALANCE SHEET
Deferred Income, end of period               37.0        38.0         27.1        34.1        34.1

CASH FLOW
Reported Net I/(D) in Deferred Income (a)     0.5         1.0        (10.9)        6.9        (2.4)

Reported Amortization of Deferred Income     (3.2)       (1.4)        (7.1)       (2.7)      (14.5)
Calculated Gross I/(D) in Deferred Income     3.7         2.4         (3.7)        9.6        12.1

ADVANCE ROYALTY PAYMENTS
Estee Lauder (b)
Liz Claiborne  - Jeans (c)
OKC - Japan (d)
Liz Claiborne  - "City" (e)                                                        6.4         6.4
                                            ----------   -----------------------------------------------
       TOTAL                                                                       6.4         6.4


                                                                  2000
                                            -----------------------------------------------
                                               Q1            Q2             Q3     9 MONTHS
                                            ----------   --------        -------   ---------

BALANCE SHEET
Deferred Income, end of period                   31.3        32.7         29.8        29.8

CASH FLOW
Reported Net I/(D) in Deferred Income (a)        (2.8)        1.4         (2.9)       (4.3)

Reported Amortization of Deferred Income         (4.0)       (3.6)        (2.8)      (10.5)
Calculated Gross I/(D) in Deferred Income         1.3         5.0         (0.1)        6.2

ADVANCE ROYALTY PAYMENTS
Estee Lauder (b)
Liz Claiborne  - Jeans (c)
OKC - Japan (d)
Liz Claiborne  - "City" (e)
                                           ------------------------------------------------
       TOTAL
======================================================================================================================

                                                           DEFERRED INCOME
                                                      --------------------------------------------------------------------
                                                                                    EST.
                               YEAR     PREPAID          BALANCE        2000E      BALANCE        2001E       EST. BALANCE
                                        ROYALTY          12/1999       AMORTIZED   12/2000       AMORTIZED     12/2001
                           -----------------------------------------------------------------------------------------------
Estee Lauder                   1997        10.0            7.8          (6.4)        1.4           (1.4)           -
       ML to Research          1997         5.0           - (f)            -           -              -            -
Liz Claiborne - Jeans          1998        21.6           18.7          (1.4)       17.3           (1.4)        15.8
Japan                          1998         5.2            1.9          (1.9)          -              -            -
                               1998        10.0            9.6          (0.6)        9.0           (0.6)         8.4
Liz Claiborne - "City"         1999         6.4            6.4             -         6.4           (2.3)         4.1
Other (Plug)                               [?]             4.5          (4.5)        0.0              -          0.0
                                    ------------  ------------------------------------------------------------------------

Total                                      58.2           48.9         (14.9)       34.0           (5.8)        28.2


                        ----------------------------------------------
                                       EST.
                          2002E      BALANCE       AMORTIZATION
                         AMORTIZED   12/2002          METHOD
                        ----------------------------------------------
Estee Lauder                   -           -       Based on Sales
       ML to Research          -           -       Based on [Design] Approval
Liz Claiborne - Jeans       (1.4)       14.4       Straight-line over 15 years
Japan                          -           -       Based on Sales
                            (0.6)        7.7       Straight-line over 15 years
Liz Claiborne - "City"      (2.3)        1.7       Based on Sales; begins in 2001
Other (Plug)                   -         0.0       ML to Research
                        ---------------------

Total                       (4.4)       23.8


Source: Public filings

(a) On a quarterly basis, the Reported Net I/(D) in Deferred Income should be the difference in the Deferred Income on the Balance Sheet from the last reported period; however, 1998 could not be reconciled in that way.
(b) Starting date 11/1997: $25mm cash payment for Beauty (including inventory) of which $15mm was an advance royalty payment on an 11 year license agreement through 2008 with four automatic 5-year renewal periods.
(c) Starting date 1/1998: 15 year license agreement for jeans through 2012 with 15-year renewal option through 2027.
(d) Starting date 3/1998: 16 year license agreement for Japan; excludes $0.7mm cash payment for DKI's interest in DKJ.
(e) Starting date 12/1999: 6 year license agreement for sportswear through 2005 with two, 5-year renewal options through 2015.
(f)   Amortized in 1999.

DEFERRED INCOME SCHEDULE
($ IN MILLIONS)



                                                                                       1997
                                                                     ----------------------------------------
                                         YEAR           TYPE (A)         PAYMENT      AMORTIZED      BALANCE
                                    ---------------  --------------- ----------------------------------------
Estee Lauder (b)                    1997             Rights                   5.0              -         5.0
                                    1997             ARP                     10.0              -        10.0

Liz Claiborne - Jeans (c)           1998             Rights                     -              -           -
                                    1998             ARP                        -              -           -

Japan (d)                           1998             Rights                     -              -           -
                                    1998             ARP                        -              -           -

Liz Claiborne - Career (e)          1999             ARP                        -              -           -

Other (Plug)                                                                    -              -           -
                                    ---------------  --------------- ----------------------------------------

Total                                                                        15.0              -        15.0


Reported Net I/(D) in Deferred Income





                                                     1998                                     1999
                                    ---------------------------------------- -----------------------------------------
                                      PAYMENT         AMORTIZED      BALANCE       PAYMENT      AMORTIZED      BALANCE
                                    ---------------------------------------- -----------------------------------------
Estee Lauder (b)                               -              -         5.0              -           (5.0)          -
                                               -           (1.3)        8.7              -           (0.9)        7.8

Liz Claiborne - Jeans (c)                   21.6           (1.4)       20.2              -           (1.4)       18.8
                                             7.0           (4.7)        2.3              -           (2.3)          -

Japan (d)                                   10.6           (0.6)       10.0              -           (0.4)        9.6
                                             5.2              -         5.2              -           (3.3)        1.9

Liz Claiborne - Career (e)                     -              -           -            6.4              -         6.4

Other (Plug)                                   -              -           -            5.6           (1.2)        4.4
                                    ---------------------------------------- -----------------------------------------

Total                                       44.4           (8.0)       51.4           12.0          (14.5)       48.9


Reported Net I/(D) in Deferred Income
                                                                                                                 (2.4)



                                                                          2000E                       2001E
                                                                      --------------------------- ---------------------------
                                         YEAR           TYPE (A)        AMORTIZED      BALANCE      AMORTIZED      BALANCE
                                    ---------------  ---------------  --------------------------- ---------------------------
Estee Lauder (b)                    1997             Rights                     -           -               -           -
                                    1997             ARP                     (6.4)        1.4            (1.4)          -

Liz Claiborne - Jeans (c)           1998             Rights                  (1.4)       17.3            (1.4)       15.9
                                    1998             ARP                        -           -               -           -

Japan (d)                           1998             Rights                  (0.6)        9.0            (0.6)        8.4
                                    1998             ARP                     (1.9)          -               -           -

Liz Claiborne - Career (e)          1999             ARP                        -         6.4            (2.3)        4.1

Other (Plug)                                                                 (4.5)          -               -           -
                                    ---------------  ---------------  ------------------------ ---------------------------

Total                                                                       (14.9)       34.0            (5.8)       28.3


Reported Net I/(D) in Deferred Income
                                                                                        (14.9)                       (5.8)




                                                2002E
                                     ---------------------------
                                         AMORTIZED      BALANCE          AMORTIZATION METHOD
                                     ---------------------------  ------------------------------
Estee Lauder (b)                                  -           -   Based on [Design] Approval
                                                  -           -   Based on Sales

Liz Claiborne - Jeans (c)                      (1.4)       14.4   Straight-line over 15 years
                                                  -           -   Based on Sales

Japan (d)                                      (0.6)        7.7   Straight-line over 15 years
                                                  -           -   Based on Sales

Liz Claiborne - Career (e)                     (2.3)        1.7   Based on Sales; begins in 2001

Other (Plug)                                      -           -
                                     ---------------------------

Total                                          (4.4)       23.9


Reported Net I/(D) in Deferred Income
                                                           (4.4)



Source: Public filings

(a)   ARP= Advanced Royalty Payment charged against future sales.
(b) Starting date 11/1997: 11 year license agreement for beauty through 2008 with four automatic 5-year renewal periods; $10mm cash payment for inventory and other assets.
(c) Starting date 1/1998: 15 year license agreement for jeans through 2012 with 15-year renewal option through 2027; $1.4mm cash payment for inventory and other assets.
(d) Starting date 3/1998: 16 year license agreement for Japan; excludes $0.7mm cash payment for DKI's interest in DKJ.
(e) Starting date 12/1999: 6 year license agreement for sportswear through 2005 with two, 5-year renewal options through 2015.